UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 13, 2004


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-14257                    58-1729436
(State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


                                  P.O. BOX 668
                             SEDALIA, COLORADO 80135
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 466-4424
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8 - OTHER EVENTS

         TERMINATION OF MERGER DISCUSSIONS WITH ADUROMED CORPORATION

         On September 13, 2004, Xtrana, Inc. issued a press release announcing that it had terminated discussions with Aduromed Corporation regarding a potential merger or other business combination. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release dated September 13, 2004, published by Xtrana, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XTRANA, INC.



Date:    September 14, 2004             By:      /S/ JAMES CHAMBERLAIN
                                                 -------------------------------
                                                 James Chamberlain
                                                 Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    ------------

99.1       Press Release dated September 13, 2004, published by Xtrana, Inc.


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